united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-4300

Date of fiscal year end: 10/31

Date of reporting period: 4/30/23

Item 1. Reports to Stockholders.

Semi-Annual Report
April 30, 2023

Recurrent MLP & Infrastructure Fund
Class I Shares (RMLPX)

1-833-RECURRENT
(1-833-732-8773)
www.recurrentadvisors.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Recurrent MLP & Infrastructure Fund

Fiscal H1 2023 Report *(6 months ended April 30, 2023)*

PORTFOLIO MANAGER PERSPECTIVE ON PERFORMANCE AND BUSINESS TRENDS IMPACTING THE RECURRENT MLP & INFRASTRUCTURE FUND (RMLPX) FOR FISCAL H1 2023

RECURRENT
INVESTMENT ADVISORS

Recurrent MLP & Infrastructure Fund – Fiscal H1 2023 at a glance

First and foremost, before we discuss the performance of the Recurrent MLP & Infrastructure Fund (“RMLPX” or the “Fund”), we want to thank all of our clients – current and prospective – for their trust and support. It is thanks to your confidence that RMLPX has grown from $391mm to $514mm since October 31, 2022, the end of our last fiscal year.

Back in 2020, we wrote that the “midstream” energy infrastructure sector was well-positioned to become the “next tobacco,” by shifting away from growth and focusing on free cash flow (FCF) generation. Other investors and competitors argued that investments in commodity producers – Shale E&Ps in particular – would serve as a superior “tobacco-style” investment, and a superior inflation hedge. In inflation’s early stages, it is true that Shale is highly exposed to improving commodity prices. But as commodity prices level off after an initial surge, operating costs and CAPEX increase, and E&P cash flows decline, while midstream is uniquely positioned: midstream capex is expected to be 40% lower than 2019 levels; Shale E&P capex is expected to be 12% higher than 2019 levels, despite lower production growth. This shifts FCF rate of change strongly in favor of midstream in coming years.

Beyond free cash flow, we see that after several years of debt reduction, midstream stocks have spent the last 12 months substantially outperforming the oil price (as of April 30, 2023, our Alerian MLP benchmark has outperformed WTI crude oil price by over 40%). This is noteworthy because during the 2014-2020 downturn, midstream stocks fell out of favor with investors as they began to exhibit a high correlation to oil. In our 2017-2019 white papers exploring the role of debt in the downturn, we argued that midstream’s increased oil correlation was caused by declining credit quality reflective of overextended debt leverage. As recently as Feb 2023, we found that debt reduction continues to drive single-stock outperformance. We continue to believe that debt reduction, free cash flow (FCF), and self-financing business models will support midstream’s resilience in the face of volatile commodity prices and macro shocks.

During the first half of fiscal 2023 (from November 1, 2022 through April 30, 2023), RMLPX generated a (1.57)% total return, lagging the +1.98% return of the Alerian MLP Index (AMZ) by +3.55%. From the Fund’s November 2, 2017 inception through April 30, 2023, RMLPX has returned +43.12% (+6.75% on an annualized basis), exceeding the AMZ’s +34.12% total return by +9.00%, and exceeding the AMZ’s +5.50% annualized return by +1.25%.

The performance data quoted here represents past performance. For performance data current to the most recent month end, please call (833)-RECURRENT. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Per the fee table in the Fund’s March 1, 2023 prospectus, total Annual Operating Expenses are 1.15% for RMLPX. Recurrent Investment Advisors, LLC (the “Advisor”) has agreed to cap total fund expenses for the fund (excluding certain expenses) at 1.25% through at least March 1, 2023, although the Advisor has not used the expense cap since 2021. (1670-NLD-05312023)

Recurrent MLP & Infrastructure Fund – Market Update, Part 1

Examining midstream’s unique value proposition in a time of inflation

As energy stocks cratered in early 2020, following years of high spending and poor returns on capital, a well-known CNBC personality declared that energy was like tobacco – deeply out of favor with investors, disdained by society, and, worst of all, “uninvestible.”

From these harsh words, certain energy investors (like ourselves) actually drew hope: if we looked at tobacco’s darkest hour, the 1999 DOJ lawsuit that rendered tobacco companies “uninvestible,” the reality was that the tobacco sector subsequently outperformed the S&P 500 by a cumulative ~900% in the 17 years that followed. Tobacco companies were saved as the government removed the ability to grow (and by declining societal acceptance), and instead focused on generating massive FCF and returning it to shareholders via buybacks and dividends.

Emerging from the COVID downturn, energy investors debated which energy subsector was to become the “next tobacco”?

With tobacco’s 20-year FCF-driven comeback as a model for midstream, we argued that midstream – with its generally stable and long-life asset bases, low reinvestment requirements, and ability to pass through costs – was an excellent analog for the tobacco industry.

Some investors disagreed with our white paper, arguing that Shale E&Ps were a better analog for tobacco, as Shale FCF yields were surging by late 2020 thanks to falling capex while revenues surged on rising commodity prices. And sure enough, in the early stage of our current inflationary experience, Shale E&Ps saw capital intensity fall, as seen in exhibit 1 below.

In 2020-2021, the entire energy industry made incredible progress in cost reduction, and Shale cost cuts appeared to be among the deepest (although much of the capex “discipline” was disguised by extensive acquisition activity by Shale companies during 2020-2021). However, as commodity “price takers,” energy companies are only as good as their full-cycle cost discipline. And based on 2022 actual results (and 2023 guidance), this next stage of the cycle is where Midstream is poised to shine and Shale appears poised to stumble.

Exhibit 1: “early stage” inflation benefits short-cycle assets (like Shale) as oil prices surge and capex falls

Notes: Midstream Universe includes KMI, TRP, ENB, WMB, PBA, EPD, LNG, CQP, TRGP, OKE, PAA, ENLC, KEY CN, WES, CEQP, DCP, GEL, ETRN, MMP, NS, ET, MPLX, GLP, HEP, USAC, SUN, VPK NA, GEI CN, MUSA. Refining includes VLO, MPC, PSX. Shale includes PXD, DVN, EOG, FANG, COP, EQT, AR, OVV, CTRA, OXY. Capex totals exclude M&A.

Sources: Recurrent research, public filings, Bloomberg consensus estimates.

For illustrative purposes only.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The forecasts and/or opinions may not come to pass and are subject to change.

To be like tobacco, energy companies must generate FCF through the cycle – but not all energy companies can do it

As mentioned above, Shale’s high capital-intensity and short-lifespan is an asset in the early stage “commodity surge” – but in a time of persistent inflation, it quickly becomes a liability.

Since Shale assets deplete rapidly, they must be replaced constantly. In the second stage of the inflation cycle, as the commodity surge fades and cost pressures become more persistent, assets with shorter lifespans are most exposed to inflationary pressures – and Shale’s lifespan is dramatically shorter than that of Midstream or Downstream assets.

“Management discipline” – a pillar of the pro-Shale argument – does not appear to have an effect in preventing Shale capex inflation. At current capex levels, Shale companies are expected to generate negligible oil production growth in 2023. And yet, this “maintenance” capex is +80% higher vs. 2021 levels in dollar terms, and +70% higher as a % of book assets (which have grown for the Shale industry since 2021).

Exhibit 2: as inflation persists, the maintenance capital requirement for short-cycle assets, like Shale E&Ps, rises much faster than for long-cycle assets, such as midstream and refining assets

Notes: Midstream Universe includes KMI, TRP, ENB, WMB, PBA, EPD, LNG, CQP, TRGP, OKE, PAA, ENLC, KEY CN, WES, CEQP, DCP, GEL, ETRN, MMP, NS, ET, MPLX, GLP, HEP, USAC, SUN, VPK NA, GEI CN, MUSA. Refining includes VLO, MPC, PSX. Shale includes PXD, DVN, EOG, FANG, COP, EQT, AR, OVV, CTRA, OXY. Capex totals exclude M&A.

Sources: Recurrent research, public filings, Bloomberg consensus estimates.

In 2 years, CPI has risen +15%, midstream capex is +18%, and Shale capex is +70%... how “inflation hedged” is Shale compared to midstream?

In our early 2022 white paper, we noted that Shale’s short-cycle time was likely to attract more capital investment to Shale development, even as Shale breakeven costs increased. The reality is that as ESG has driven up the cost of capital for energy, 30-year greenfield offshore oil developments cannot deliver a quick enough payback for today’s skittish energy capital.

However, even higher-cost Shale can deliver high IRRs and a tidy exit for investors within 3-5 years, assuming commodity prices cooperate. So even as Shale cost structures inflate, we expect capital will continue to flow into “short-cycle” Shale projects, likely further benefitting Midstream FCF while maintaining capex cost pressures in the Shale space.

Recurrent MLP & Infrastructure Fund – Market Update, Part 2

Remember when Midstream was described as a sector with “low correlation to oil price” – until it exhibited a higher correlation to WTI oil prices from 2015-2020?

We’ve written extensively on the multi-year outflows out of midstream and MLP funds and ETFs. One of the major causes of this investor exodus, in our view, was the commonly held belief that midstream investments were “uncorrelated to oil price.” When midstream declined with oil price in the late 2010s, many investors viewed this as a fundamental failure of the investment case for midstream investing, and exited their investments.

As we see below in Exhibit 4, it is true that prior to 2012, midstream performance was largely uncorrelated to oil price. In fact, prior to 2006, during 5 separate oil price declines of 15% or greater, midstream performance was positive every time. From 2008-2014, midstream declined with oil, but typically declined at less than half the rate of WTI. During 2015-2020, as debt levels peaked, midstream began to capture larger percentages of crude oil price downside, a trend which contributed to the large-scale exit from the midstream sector.

The good news is that today, midstream performance has been extremely resilient in the face of declining crude prices since Q2 2022. But why is midstream once again so resilient? And can we expect this defensive performance to continue?

Exhibit 4: midstream was resilient during oil price declines in the 1990s and 2000s, but fell hard with oil in 2014-21… midstream is once again strongly outperforming as oil declines, but why?

Source: Bloomberg, Recurrent research

Note: “WTI selloffs” include all episodes where WTI declined by more than 15%. The percentage bars represent how much the Alerian MLP Index (AMZ) declined with WTI (e.g. WTI falls by 50%, AMZ declines 5% = 10% downside participation).

The referenced indices are shown for general market comparison and are not meant to represent the fund. Investors cannot invest directly in an index. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

In exhibit 5 below, we see that the average midstream company credit rating has returned, after a flirtation with “junk status” in 2014-2017, to slightly better than BBB, with expectations of further improvement going forward.

With creditworthiness broadly returning to the levels of 2004-2010, perhaps it’s less surprising to see that today’s low correlation to crude oil price declines reflects similar behavior to the 2004-2010 period. It certainly stands to reason that with all key credit indicators – Debt/EBITDA, dividend payouts, and externally financed asset growth – all dramatically improved in the last several years, midstream companies face substantially less risk than they did in 2015, when debt loads were high and dividend payouts were strained, and external financing needs remained unmet.

Exhibit 5: We see a strong long-term relationship between midstream’s “downside participation” in crude oil selloffs, and the creditworthiness of the sector

Source: Bloomberg, Recurrent research

Note: Average midstream credit ratings reflect all publicly-traded North American midstream companies, weighted by historical market cap

The referenced indices are shown for general market comparison and are not meant to represent the fund. Investors cannot invest directly in an index. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

It stands to reason, that when midstream companies’ debt obligations are not burdensome, and dividends are well-covered by cash flow, that midstream companies’ cash flows and equity valuations should be less impacted by moves in the oil price. The nearly 50% decline in oil price from the post-Russian invasion high to the collapse of Silicon Valley Bank in mid-March saw the midstream sector slightly up over the same timeframe. This kind of resilient performance has not been seen since at least late 2014, but absolute positive returns for midstream during an oil price rout are something we haven’t seen since closer to 2006.

As long as the credit quality of the midstream sector improves, the good news for midstream investors should be twofold – the fundamentals of a more creditworthy sector are much less dependent on the spot commodity price; but the resilient trading action also is more likely to entice incremental capital back to the sector as investors look for a less volatile sector during a time of macro upheaval.

Exhibit 6: Credit rating has a strong relationship to the 3 key indicators we’ve historically used to evaluate midstream creditworthiness – indicators that continue to improve

Source: Bloomberg, Recurrent research

Note: Includes present and past constituents of Alerian MLP Index (AMZ) and Alerian Midstream Energy Index (AMEI)

The referenced indices are shown for general market comparison and are not meant to represent the fund. Investors cannot invest directly in an index. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Once again, thank you to all of our investors who have supported us and placed their confidence in us. As we ourselves are also significant owners in the fund, we are excited to see what we believe will be a continued increase in cash returns from the investments in the RMLPX portfolio.

Best regards,

Brad Olsen and Mark Laskin
Co-Founders and Portfolio Managers
Recurrent Investment Advisors (Advisor to the Recurrent MLP & Infrastructure Fund)

Important Disclaimers:

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Alerian MLP Index is a composite of the most prominent energy master limited partnerships calculated by VettaFi using a float-adjusted market capitalization methodology. Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

Alerian MLP Index is a servicemark of VettaFi LLC (“VettaFi”) and their use is granted under a license from VettaFi. VettaFi does not guarantee the accuracy and/or completeness of Alerian MLP Index or any data included therein and VettaFi shall have no liability for any errors, omissions, interruptions or defects therein. VettaFi makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the Alerian MLP Index or any data included therein. VettaFi makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the Alerian MLP Index or any data included therein. Without limiting any of the foregoing, in no event shall VettaFi have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Recurrent Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 833-RECURRENT. The prospectus should be read carefully before investing. The Recurrent Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Recurrent Investment Advisors is not affiliated with Northern Lights Distributors, LLC.

Important Risk Disclosure (RMLPX)

Mutual Funds involve risk including the potential loss of principal. Higher turnover and frequent trading may result in higher costs. Cash available for distribution by MLP’s may vary and could be affected by the entity’s operations, including capital expenditures, operating, acquisition, construction, exploration and borrowing costs, reducing the amount of cash and MLP has available for distribution. The Fund may focus on one or more industries, sectors or geographic regions of the economy and the value of an investment may fluctuate more widely than if it were diversified. Tax risks associated with the Fund include fund structure risk, MLP tax risk, and tax estimation/NAV risk. Cyber-attacks or failures affecting the Fund or service providers may adversely impact the Fund or its shareholders.

The Fund invests primarily in the energy sector and infrastructure industry and is susceptible to adverse economic, environmental, and regulatory concerns. Additional risks include acquisition, catastrophic event, commodity price, depletion, natural resource, supply/demand and weather risk. The purchase of IPO shares may involve high transaction cost, market and liquidity risks. The investment strategies employed by the Advisor may not result in an increase in value or performance. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Holders of MLPs have limited control and voting rights, additionally, there are certain tax risks and conflicts of interest between holders of MLPs and the general partner.

Recurrent MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023, compared to its benchmark:

			Annualized
	Six Months	One Year	Three Year	Five Year	Since Inception (a)
Recurrent MLP & Infrastructure Fund - Class I	(1.57)%	7.78%	30.95%	7.48%	6.75%
Alerian MLP Index (Total Return)**	1.98%	16.78%	29.33%	6.12%	5.50%

(a)	Inception date is November 2, 2017.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent the advisor fee waiver. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2024 to ensure that the Fund’s total annual operating expenses after expense waiver and reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs such as interest and dividend expenses on securities sold short, taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.25% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. The Fund’s total annual fund operating expense ratio, gross of fee waivers or expense reimbursements is 1.15% for Class I shares per the fee table in the Fund’s Prospectus dated March 1, 2023. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance. For performance information current to the most recent month-end, please call 1-833-732-8773.

**	The Alerian MLP Index (Total Return) is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions, taxes, or other expenses of investing.

Holdings by type of investment	% of Net Assets
Common Stocks	73.6%
Master Limited Partnerships	24.2%
Short-Term Investment	1.8%
Other Assets Less Liabilities	0.4%
100.0%

Please refer to the Schedule of Investments that follows in this semi-annual report for a detail of the Fund’s holdings.

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 73.6%
	OIL & GAS PRODUCERS - 73.6%
908,605	AltaGas Ltd.	$15,896,429
2,162,445	Cenovus Energy, Inc.	36,329,076
178,698	Cheniere Energy, Inc.	27,340,794
304,734	Enbridge, Inc.	12,116,224
1,357,350	Equitrans Midstream Corporation	6,990,352
809,560	Keyera Corporation	19,052,127
1,221,964	Kinder Morgan, Inc.	20,956,683
210,459	Marathon Petroleum Corporation	25,675,998
954,549	Pembina Pipeline Corporation	31,433,299
245,106	Phillips 66	24,265,494
2,503,833	Plains GP Holdings, L.P., Class A	33,551,362
843,608	Suncor Energy, Inc.	26,421,802
329,779	Targa Resources Corporation	24,908,208
162,390	TC Energy Corporation	6,745,681
188,963	Valero Energy Corporation	21,668,387
782,467	Viper Energy Partners, L.P.	23,035,828
714,932	Williams Companies, Inc.	21,633,842
	TOTAL COMMON STOCKS (Cost $295,344,033)	378,021,586

	MASTER LIMITED PARTNERSHIPS — 24.2%
	METALS & MINING - 2.7%
666,080	Alliance Resource Partners, L.P.	13,914,411

	OIL & GAS PRODUCERS - 21.5%
3,016,546	Energy Transfer, L.P.	38,853,113
953,593	Enterprise Products Partners, L.P.	25,089,032
235,343	Magellan Midstream Partners, L.P.	13,132,139
158,627	Sunoco, L.P.	7,208,011
996,885	Western Midstream Partners, L.P.	26,387,546
		110,669,841

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $99,109,792)	124,584,252

See accompanying notes to financial statements.

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.8%
	MONEY MARKET FUND - 1.8%
9,219,172	First American Government Obligations Fund, Class X, 4.72% (Cost $9,219,172)(a)	$9,219,172

	TOTAL INVESTMENTS - 99.6% (Cost $403,672,997)	$511,825,010
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	2,219,781
	NET ASSETS - 100.0%	$514,044,791

L.P.	- Limited Partnership

Ltd.	- Limited Company

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2023

ASSETS
Investment securities:
At cost	$403,672,997
At fair value	$511,825,010
Receivable for Fund shares sold	581,653
Interest and dividends receivable	2,682,440
Prepaid expenses & other assets	138,729
TOTAL ASSETS	515,227,832

LIABILITIES
Advisory fees payable	368,448
Payable for Fund shares redeemed	676,193
Payable to related parties	102,058
Audit and tax fees	31,287
Accrued expenses and other liabilities	5,055
TOTAL LIABILITIES	1,183,041
NET ASSETS	$514,044,791

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$410,449,856
Accumulated earnings	103,594,935
NET ASSETS	$514,044,791

Net Asset Value Per Share:
Class I Shares:
Net Assets	$514,044,791
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	28,181,433
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$18.24

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2023

INVESTMENT INCOME
Dividends (Foreign taxes withheld: $411,516)	$12,187,778
Interest	225,509
TOTAL INVESTMENT INCOME	12,413,287

EXPENSES
Investment advisory fees	2,049,197
Administrative services fees	137,849
Third party administrative services fees	127,066
Transfer agent fees	63,863
Registration fees	32,264
Legal fees	15,879
Printing and postage expenses	14,219
Chief compliance officer fees	13,960
Custodian fees	12,098
Audit and tax fees	7,620
Trustees fees and expenses	6,124
Insurance fees	5,444
Other expenses	684
TOTAL EXPENSES	2,486,267
NET INVESTMENT INCOME	9,927,020

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain/(loss) on:
Investments	1,792,198
Foreign currency translations	(20,346)
Total realized gain	1,771,852

Net change in unrealized depreciation on:
Investments	(17,668,241)
Foreign currency translations	(45)
Total change in unrealized depreciation	(17,668,286)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(15,896,434)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,969,414)

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2023	October 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$9,927,020	$8,687,439
Net realized gain on investments	1,771,852	7,518,657
Net change in unrealized appreciation/(depreciation) on investments	(17,668,286)	66,838,556
Net increase/(decrease) in net assets resulting from operations	(5,969,414)	83,044,652

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(16,202,467)	(3,130,602)
Return of capital	—	(19,088,895)
Net decrease in net assets from distributions to shareholders	(16,202,467)	(22,219,497)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	171,246,676	178,958,292
Net asset value of shares issued in reinvestment of distributions:	11,288,419	14,931,229
Payments for shares redeemed:	(37,815,913)	(84,876,445)
Net increase in net assets from shares of beneficial interest	144,719,182	109,013,076

TOTAL INCREASE IN NET ASSETS	122,547,301	169,838,231

NET ASSETS
Beginning of year/period	391,497,490	221,659,259
End of year/period	$514,044,791	$391,497,490

SHARE ACTIVITY
Shares sold	9,210,203	10,210,249
Shares reinvested	630,476	907,844
Shares redeemed	(2,040,819)	(4,996,842)
Net increase in shares of beneficial interest outstanding	7,799,860	6,121,251

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	Class I (1)
	For the Six Months Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Period Ended
	April 30, 2023		October 31,		October 31,		October 31,		October 31,		October 31,
	(Unaudited)		2022		2021		2020		2019		2018
Net asset value, beginning of year/period	$19.21		$15.54		$8.92		$17.18		$18.14		$20.00

Activity from investment operations:
Net investment income (2)	0.40		0.51		0.35		0.46		0.58		0.97
Net realized and unrealized gain/(loss) on investments (3)	(0.72)		4.46		7.57		(7.53)		(0.24)		(1.53)
Total from investment operations	(0.32)		4.97		7.92		(7.07)		0.34		(0.56)

Less distributions from:
Net investment income	(0.65)		(0.18)		(0.18)		(0.07)		(0.25)		—
Return of capital	—		(1.12)		(1.12)		(1.12)		(1.05)		(1.30)
Total distributions	(0.65)		(1.30)		(1.30)		(1.19)		(1.30)		(1.30)

Net asset value, end of year/period	$18.24		$19.21		$15.54		$8.92		$17.18		$18.14
Total return (4)	(1.57)%		33.76%		91.87%		(42.41)%		1.53%		(3.10)%
Net assets, at end of year/period (000’s)	$514,045		$391,497		$221,659		$89,797		$54,765		$8,591

Ratio of gross expenses to average net assets (5)	1.09	% (9)	1.15%		1.25%		1.38	% (8)	1.75%		7.39	% (9)
Ratio of net expenses to average net assets (5)	1.09	% (9)	1.23	% (6)	1.25	% (6)	1.26	% (7,8)	1.25	% (7)	1.25	% (7,9)
Ratio of net investment income to average net assets	4.35	% (9)	2.93%		2.59%		3.89%		3.13%		4.85	% (9)
Portfolio Turnover Rate	1	% (10)	10%		22%		32%		52%		116	% (10)

(1)	The Recurrent MLP & Infrastructure Fund commenced operations on November 2, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns may be impacted by fee waivers/recapture.

(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(6)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor.

(8)	Includes tax expenses. If these expenses were excluded, the ratio of gross expenses to average net assets would be 1.37% and the ratio of net expenses to average net assets would be 1.25%.

(9)	Annualized.

(10)	Not annualized.

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023

1.	ORGANIZATION

Recurrent MLP & Infrastructure Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class I shares. The Fund commenced investment operations for Class I shares on November 2, 2017. The Fund’s investment objective is to seek total return including substantial current income from a portfolio of master limited partnerships (“MLPs”) and energy infrastructure investments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last quoted sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trustees of the Trust (the “Board”). The Board has appointed the Advisor as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Master Limited Partnerships (“MLPs”) – An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”) the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (“LLCs”). The general partner of an MLP manages the partnership, has an ownership stake in the partnership and in some cases the general partners are eligible to receive an incentive distribution. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures approved by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$378,021,586	$—	$—	$378,021,586
Master Limited Partnerships	124,584,252	—	—	124,584,252
Short-Term Investment	9,219,172	—	—	9,219,172
Total Investments	$511,825,010	$—	$—	$511,825,010

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2023.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Dividends from net realized gains are distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2019-October 31, 2021, or expected to be taken in the Fund’s October 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended April 30, 2023, the aggregate purchases and sales of investments (excluding short-term investments) was $136,885,484 and $3,611,206, respectively.

Please refer to the Fund’s prospectus and statement of additional information (“SAI”) for further information regarding the risks associated with the Fund’s investments, which include but are not limited to active trading risk, cash flow risk, concentration risk, cybersecurity risk, energy sector focus risk, energy infrastructure industry focus risks (including acquisition risk, catastrophic event risk, commodity price risk, depletion risk, environmental and regulatory risk, interest rate risk, natural resources risk, supply and demand risk, and weather risk), equity risk, gap risk, geographic and sector risk, IPO risk, liquidity risk, management risk, market capitalization risk, market events risk, market risk, master limited partnership risk, MLP tax risk, non-diversification risk, portfolio turnover risk, RIC qualification risk, and volatility risk.

Concentration Risk – Because the Fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Energy Sector Focus Risk – The Fund focuses its investments in the energy sector which is comprised of energy, industrial, consumer, infrastructure and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy markets have experienced significant volatility in recent periods, including a historic drop in crude oil and natural gas prices in April 2020 attributable to the significant decrease in demand for oil and other energy commodities as a result of the slowdown in economic activity due to the COVID-19 pandemic as well as price competition among key oil-producing countries. The low price environment caused financial hardship for energy companies and led to energy companies defaulting on debt and filing for bankruptcy. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Energy Infrastructure Industry Focus Risk – A substantial percentage of the Fund invests primarily in the energy infrastructure industry. As a result, the Fund will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy infrastructure industry. Risks associated with investments in MLPs and other companies operating in the energy infrastructure industry include but are not limited to the following:

○	Acquisition Risk – Energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

○	Catastrophic Event Risk – MLPs and other companies operating in the energy infrastructure industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy infrastructure industry.

○	Commodity Price Risk – MLPs and other companies operating in the energy infrastructure industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy infrastructure commodity prices would directly impact companies that own such energy infrastructure commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy infrastructure commodities.

○	Depletion Risk – Energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy infrastructure commodities or exploration of new sources of energy infrastructure commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

○	Environmental and Regulatory Risk – Companies operating in the energy infrastructure industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States (the “U.S.”) and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future. The Fund cannot predict whether regulatory agencies will take any action to adopt new regulations or provide guidance that will adversely impact the energy infrastructure industry. In addition, the new administration has recently announced several initiatives aimed at addressing climate change. It is unclear how these initiatives could impact the Fund’s investments. The current presidential administration could significantly impact the regulation of U.S. financial markets and it is not possible to predict, what, if any, changes will be made or their potential effect on the economy, securities markets, energy infrastructure and natural resources markets, real estate markets, existing trade, tax and energy and infrastructure policies, among others. Additionally, actions taken may impact different sectors of the energy and natural resources markets in disparate ways or may impact specific issuers in a given sector in differing ways. The Adviser cannot predict the effects of changing regulations or policies on the Fund’s portfolio, and the Fund may be affected by governmental action in ways that are not foreseeable. There is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective. At any time after the date of this Prospectus, legislation or regulation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets or may change the way in which the Fund itself is regulated.

○	Interest Rate Risk – Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of energy infrastructure securities as the yields on alternative investments increase.

○	Natural Resources Risk – The Fund’s investments in natural resources issuers (including MLPs) is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

○	Supply and Demand Risk – Companies in the energy infrastructure industry may be impacted by the levels of supply and demand for energy infrastructure commodities. The demand for oil and other energy commodities was adversely

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

impacted by the market disruption and slowdown in economic activity resulting from the COVID-19 pandemic. Future pandemics could lead to reduced production and price volatility.

○	Weather Risk – Weather plays a role in the seasonality of some energy infrastructure companies’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those companies.

Equity Risk – Common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change, and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the markets, adverse investor sentiment, and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Master Limited Partnership Risk – An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. The MLP market may be adversely impacted by negative investor perceptions, such as reaction to reduced distributions. Risks of MLPs include the following: a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs or MLP-related securities. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

in general. MLPs were adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the COVID-19 pandemic, which triggered an unprecedented sell-off of energy pipeline and midstream companies in 2020. Recently, global oil prices have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history. Reduced production and continued oil price volatility may adversely impact the value of the Fund’s investments in MLPs and energy infrastructure companies.

MLP Tax Risk – Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Recurrent Investment Advisors, LLC serves as the Fund’s investment advisor. Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.90%. Pursuant to the advisory agreement, the Fund incurred $2,049,197 in advisory fees for the six months ended April 30, 2023. As of April 30, 2023, the amount due to Advisor from the Fund was $368,448.

The Advisor has contractually agreed to reduce the Fund’s fees and/or to absorb expenses of the Fund until at least until March 1, 2024 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets attributable to the Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Advisor. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance. For the six months ended April 30, 2023, the Advisor did not waive any fees or recoup any previously waived fees. As of April 30, 2023, there are no previously waived fees available for recoupment.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Ultimus Fund Solutions, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the six months ended April 30, 2023, the Fund did not pay distribution related charges pursuant to the Plan.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2023, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$402,903,757	$112,306,662	$(3,385,409)	$108,921,253

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended October 31, 2022 and October 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021
Ordinary Income	$3,130,602	$2,046,059
Return of Capital	19,088,895	12,696,192
	$22,219,497	$14,742,251

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(820,432)	$—	$126,587,248	$125,766,816

The difference between book basis and tax basis unrealized appreciation, accumulated net realized losses and undistributed net investment income/(loss) is primarily attributable to tax adjustments for partnerships and the tax deferral of losses on wash sales. The unrealized appreciation in the table above includes unrealized foreign currency losses of $2,246.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2023

At October 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains (including prior year losses of 127,544 incurred as a C-Corp and carried forward to the Fund) and capital loss carry forwards utilized, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$820,432	$—	$820,432	$8,893,353

Permanent book and tax differences, primarily attributable to changes in the characterization of prior year distributions resulting in a classification within the fund, for the fiscal year ended October 31, 2022 are as follows:

Paid In	Distributable
Capital	Earnings
$651,447	$(651,447)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2023, Charles Schwab & Company, Inc. held approximately 30% of the voting securities of the Fund and may be deemed to control the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record within the omnibus accounts listed below are also owned beneficially.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Recurrent MLP & Infrastructure Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period* and held for the entire period from November 1, 2022 through April 30, 2023.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning
	Annualized	Account	Ending	Expenses Paid	Ending	Expenses Paid
	Expense Ratio	Value	Account Value	During Period	Account Value	During Period
Class I:
Recurrent MLP & Infrastructure Fund*	1.09%	$1,000.00	$984.30	$5.36	$1,019.39	$5.46

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773).

INVESTMENT ADVISOR

Recurrent Investment Advisors, LLC

3801 Kirby Drive, Suite 654

Houston, TX 77098

ADMINISTRATOR

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Recurrent-SAR-23

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(c) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end management investment companies.

(a)(4) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 7/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer/President

Date 7/7/23

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Principal Financial Officer/Treasurer

Date 7/7/23